                                                                                                Exhibit 10.2
                                                                            REQUESTED PURSUANT TO RULE 24b-2
CONFIDENTIAL TREATMENT
                                                                                                                                                                                           CONFIDENTIAL
AMENDMENT No. 10 TO PURCHASE AGREEMENT DCT-014/2004

This Amendment No. 10 to Purchase Agreement DCT-014/2004, dated as of April 30, 2005 (“Amendment No. 10”) relates to the Purchase Agreement DCT-014/2004 (the “Purchase Agreement”) between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Republic Airline Inc. (“Buyer”) dated March 19, 2004 as amended from time to time (collectively referred to herein as “Agreement”). This Amendment No. 10 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 10 sets forth additional agreements between Embraer and Buyer relative to change on [*] for Aircraft [*] for the Conditional Aircraft and Option Aircraft.

Except as otherwise provided for herein all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 10, which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 10 and the Purchase Agreement the terms, conditions and provisions of this Amendment No. 10 shall control.

WHEREAS, in connection with the Parties’ agreement above mentioned, the Parties have now agreed to amend the Purchase Agreement as provided for below:

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL

1. Firm Aircraft:
1.1 Delivery: The table containing the delivery schedule in Article 5.1 of the Purchase Agreement shall be deleted in its entirely and replaced with the following:

“Firm A/C	Delivery Month	[*]	Firm A/C	Delivery Month	[*]
1	Sep 2004	[*]	21	[*]	[*]
2	[*]	[*]	22	[*]	[*]
3	[*]	[*]	23	[*]	[*]
4	[*]	[*]	24[*]	[*]	[*]
5	[*]	[*]	25	[*]	[*]
6	[*]	[*]	26	[*]	[*]
7	[*]	[*]	27	[*]	[*]
8	[*]	[*]	28	[*]	[*]
9	[*]	[*]	29	[*]	[*]
10	[*]	[*]	30[*]	[*]	[*]
11	[*]	[*]	31	[*]	[*]
12	[*]	[*]	32	[*]	[*]
13	[*]	[*]	33	[*]	[*]
14	[*]	[*]	34	[*]	[*]
15	[*]	[*]	35	[*]	[*]
16	[*]	[*]	36	[*]	[*]
17	[*]	[*]	37	[*]	[*]
18	[*]	[*]	38	[*]	[*]
19	[*]	[*]	39	Feb 2006	[*]
20	[*]	[*]
[*]
[*]

2. Conditional Aircraft:

2.1 The opening paragraph of Article 22, the delivery schedule table and the first paragraph of Article 22.1 of the Purchase Agreement shall be deleted and replaced by the following:

“Subject to confirmation by Buyer as described below, Buyer shall have the right to purchase up to twenty (20) additional Aircraft (the "Conditional Aircraft"), to be delivered on the last day of the applicable month set forth below or such earlier date in such month specified pursuant to Article 7.1:

Conditional A/C	Delivery Month	Conditional A/C	Delivery Month
1	May 2006	12	[*]
2	[*]	13	[*]
3	[*]	14	[*]
4	[*]	15	[*]
5	[*]	16	[*]
6	[*]	17	[*]
7	[*]	18	[*]
8	[*]	19	[*]
9	[*]	20	[*]
10	[*]	21	Feb 2007
11	[*]

22.1 Buyer's right to purchase [*] shall be subject to Buyer giving notice to Embraer of its election to purchase [*] on or before [*] and [*]. Buyer shall be allowed to confirm the acquisition of all or part of [*]."

2.2. The second paragraph of Article 22.1 shall remain unchanged.

3. Option Aircraft: The opening paragraph of Article 23 and delivery schedule table of the Purchase Agreement shall be deleted and replaced by the following:

“Buyer shall have the option to purchase up to forty (40) additional Option Aircraft, to be delivered on the last day of the applicable month set forth below or such earlier date in such month specified pursuant to Article 7.1:

“Option Aircraft	Delivery Month	Option Aircraft	Delivery Month
1	Mar 2007	21	[*]
2	[*]	22	[*]
3	[*]	23	[*]
4	[*]	24	[*]
5	[*]	25	[*]
6	[*]	26	[*]
7	[*]	27	[*]
8	[*]	28	[*]
9	[*]	29	[*]
10	[*]	30	[*]
11	[*]	31	[*]
12	[*]	32	[*]
13	[*]	33	[*]
14	[*]	34	[*]
15	[*]	35	[*]
16	[*]	36	[*]
17	[*]	37	[*]
18	[*]	38	[*]
19	[*]	39	[*]
20	[*]	40	May 2009”

4. Miscellaneous: All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No. 10 shall remain valid in full force and effect without any change.

CONFIDENTIAL

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 10 to Purchase Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de Aeronáutica S.A.	Republic Airline Inc.
By /s/ Antonio Luiz Pizarro Manso Name: Antonio Luiz Pizarro Manso Title: Executive Vice-President Corporate & CFO	By /s/ Bryan Bedford Name: Bryan Bedford Title: President
By /s/ Flavio Rimoli Name: /s/ Flavio Rimoli Title: Senior Vice President and General Counsel	Date: April 30, 2005 Place: Indianapolis
Date: April 30, 2005 Place: Sao Jose dos Campos, SP, Brazil

Witness: /s/ Carlos Martins Dutra                                       Witness: /s/ Lars-Erik Arnell

Name: Carlos Martins Dutra                                             Name: Lars-Erik Arnell